Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Contingencies

15. Contingencies

Nucor is subject to environmental laws and regulations established by federal, state and local authorities and, accordingly, makes provisions for the estimated costs of compliance. Of the undiscounted total of $21.9 million of accrued environmental costs at December 31, 2016 ($21.1 million at December 31, 2015), $9.5 million was classified in accrued expenses and other current liabilities ($9.7 million at December 31, 2015) and $12.4 million was classified in deferred credits and other liabilities ($11.4 million at December 31, 2015). Inherent uncertainties exist in these estimates primarily due to unknown conditions, evolving remediation technology and changing governmental regulations and legal standards.

Since 2008, Nucor has been a defendant, along with other major steel producers, in several related antitrust class-action proceedings filed by Standard Iron Works and other steel purchasers in the United States District Court for the Northern District of Illinois. The majority of these complaints were filed in September and October of 2008, with two additional complaints being filed in July and December of 2010. Two of these complaints were voluntarily dismissed and are no longer pending. The plaintiffs allege that from April 1, 2005 through December 31, 2007, eight steel manufacturers, including Nucor, engaged in anticompetitive activities with respect to the production and sale of steel. Nucor denies those allegations. The plaintiffs sought monetary and other relief on behalf of themselves and classes of direct and indirect purchasers of steel products from the defendants in the U.S. between April 1, 2005 and December 31, 2007.

On September 30, 2016, Nucor entered into an agreement to settle the claims of the class of direct purchasers of steel products for the amount of $23.4 million, which was paid during the fourth quarter of 2016. Nucor believes the plaintiffs’ claims are without merit and did not admit liability or the validity of the plaintiffs’ claims as part of the settlement, but entered into the settlement in order to avoid the burden, expense and distraction of further litigation. The settlement was subject to court approval. On November 3, 2016, the court granted preliminary approval of the settlement. Direct purchasers of steel products were given notice of the settlement and the opportunity to object to the settlement or to opt out as class members. No purchasers timely objected to the settlement, and only two purchasers filed notices of intent to opt out. On February 16, 2017, the Court granted final approval of the settlement. The settlement does not resolve claims asserted by a separate putative class of indirect purchasers of steel products. Nucor and other Defendants have moved to dismiss those indirect purchaser claims. We will continue to vigorously defend against the indirect purchasers’ claims and any other claims relating to these allegations. We cannot at this time predict the outcome of the remaining litigation or estimate the range of Nucor’s potential exposure (if any) and, consequently, have not recorded any reserves or contingencies related to the class of indirect purchasers.

We are from time to time a party to various other lawsuits, claims and legal proceedings that arise in the ordinary course of business. With respect to all such lawsuits, claims and proceedings, we record reserves when it is probable a liability has been incurred and the amount of loss can be reasonably estimated. We do not believe that any of these proceedings, individually or in the aggregate, would be expected to have a material adverse effect on our results of operations, financial position or cash flows. Nucor maintains liability insurance for certain risks that is subject to certain self-insurance limits.